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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


                     DATE OF REPORT: SEPTEMBER 30, 1998

                           COLORADO MEDTECH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Colorado                       000-12471                 84-0731006
----------------------------        ----------------         ------------------
(State or other jurisdiction        (Commission File           I.R.S. Employer
    of incorporation)                    Number)             Identification No.)

                              6175 Longbow Drive
                            Boulder, Colorado 80301
          -------------------------------------------------------------
          (Address, including zip code, of principal executive offices)


                                (303) 530-2660
                       -------------------------------
                       (Registrant's telephone number,
                              including area code)

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ITEM 5. OTHER EVENTS.

  Colorado MEDtech, Inc. (the "Company") issued a press release regarding the filing of a Form S-3 Registration Statement on September 29, 1998. The text of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

(c)  EXHIBITS.

     NO.      DESCRIPTION

     99.1     Press release dated September 30, 1998



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     DATED, this 30th day of September, 1998.


                                       COLORADO MEDTECH, INC.

                                       By: /s/ John V. Atanasoff
                                          --------------------------------
                                               John V. Atanasoff, II
                                               Chief Executive Officer

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